                                                                  Exhibit 10.3

RECORDATION REQUESTED BY:

   First Interstate Bank of Texas, N.A.

   Houston Loan Operations Center
   P.O. Box 3326, MS #595
   Houston, Texas 77253-3326


WHEN RECORDED MAIL TO:

   Leslie V. Lochhead
   Jenkens & Gilchrist
   1445 Ross Avenue, Suite 3200
   Dallas, Texas 75202-2799


SEND TAX NOTICES TO:

   CellStar, Ltd.
   1730 Briercroft Drive
   Carrollton, Texas  75006     SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY

- -------------------------------------------------------------------------------

                      SECOND MODIFICATION OF DEED OF TRUST

     THIS SECOND MODIFICATION OF DEED OF TRUST (the "Modification"), dated as of
                                                     ------------
April 15, 1996 is by and between CELLSTAR, LTD. ("Grantor") and FIRST INTERSTATE
                                                  -------
BANK OF TEXAS, N.A. ("Beneficiary").
                      -----------

                                    RECITALS
                                    --------

     Grantor has executed that certain Deed of Trust dated April 28, 1995 which names First Interstate Bank of Texas, N.A. as Beneficiary, P. Michael Wells, Jr. as Trustee (the "Trustee"), encumbers the property described on Exhibit A hereto
                 -------
and was filed on May 9, 1995 in the Deed of Trust Records of Dallas County, Texas in Volume 95090 and Page 01805 (as modified by that certain First Modification of Deed of Trust dated August 31, 1995 and filed on September 1,1995 in the Deed of Trust Records of Dallas County, Texas in Volume 95171 and Page 00243 and as the same may be further modified, the "Deed of Trust"),
                                                         -------------
Grantor and Beneficiary now desire to modify the Deed of Trust as herein set forth.

                                   AGREEMENTS
                                   ----------

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

DEFINED TERMS. Capitalized terms used in this Modification, to the extent not otherwise defined herein, shall have the same meanings as set forth in the Deed of Trust as modified hereby.

AMENDMENTS. Effective as of the date hereof, the Deed of Trust is hereby amended in the following respects:

     AMENDMENT TO THE DEFINITION OF NOTE. The term "Note" in the Deed of Trust is hereby amended in its entirety to read as follows:

        Note. The word "Note" means the promissory note dated April 15, 1996, in the principal amount of $4,277,500 from Grantor to Beneficiary, together with all renewals, extensions, modifications, refinanings and substitutions for such promissory note, which promissory note was executed to modify in its entirety, but not extinguish the indebtedness evidenced by, that certain promissory note dated August 31, 1995 in the principal amount of $4,425,000 from Grantor to the Beneficiary (the "Previous Note"). The Note evidences the indebtedness previously evidenced by the Previous Note and originally evidenced by that certain Promissory Note dated April 28,1995 in the principal amount of $3,000,000 from Grantor to the Beneficiary. The maturity date of the
        Note is September 1, 2005.

CONTINUATION OF LIENS. This Modification is being executed and delivered for purposes of ratifying, confirming, amending and/or otherwise modifying the Deed of Trust and all assignments, pledges, security interests and liens created or intended to be created thereunder (herein collectively referred to as the "Existing Liens"); however, neither this Modification, nor any other agreement,
- ---------------
instrument or other documentation executed and/or delivered in connection herewith or therewith shall constitute a novation of all or any portion of the obligations and indebtedness secured by the Deed of Trust immediately prior to the effectiveness of this Modification (the "Existing Obligations") or the
                                             --------------------
Existing Liens, and none of the same shall be deemed to have been accepted in extinguishment or satisfaction thereof. As a result, the Existing Obligations shall not be deemed to have been satisfied and shall continue in favor of Beneficiary. All Existing Obligations and Existing Liens shall continue in full force and effect and the Existing Liens shall continue as security for the Note to the same extent that the same secures the Existing Obligations, without change to the priority thereof. Notwithstanding the foregoing, in the event that all or any portion of the Note or the other indebtedness or

04-15-1996                    SECOND MODIFICATION                         Page 2
                                      OF
                                 DEED OF TRUST
                                  (Continued)

================================================================================

obligations to be secured by the Deed of Trust are not or cannot be secured by the Deed of Trust (as modified hereby), it is understood and agreed that in consideration for Beneficiary's agreement to enter into the Note (as defined in the Deed of Trust as modified hereby and such Note herein the "New Note") and to
                                                               --------
make the financial accommodations thereunder, and for Ten and No/100 Dollars ($10.00), Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN, MORTGAGE and SET OVER unto the Trustee, its successors, assigns or substitutes, for the benefit of the Beneficiary, the Real Property to have and to hold together with all rights, hereditaments and appurtenances in any wise appertaining or belonging thereto, forever. This conveyance is given to secure the payment of the Indebtedness and performance of any and all obligations of Grantor under the New Note, the Related Documents, this Modification and the Deed of Trust and all renewals, extensions, increases or modifications thereof, or any part thereof. All of the provisions contained in the Deed of Trust, as modified by this Modification, are incorporated into the terms and provisions of this section.

RATIFICATIONS. The terms and provisions set forth in this Modification shall modify and supersede all inconsistent terms and provisions set forth in the Deed of Trust. Grantor hereby ratifies and confirms all of the terms and provisions of the Deed of Trust as amended hereby and of the Related Documents. Grantor and Beneficiary agree that the Deed of Trust, as amended hereby, and the other Related Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. In furtherance and not in limitation of the foregoing, Grantor hereby ratifies and confirms the terms and provisions of that certain Indemnity Agreement dated April 28, 1995 executed by Grantor, CellStar Corporation and National Auto Center, Inc. for the benefit of Beneficiary (as the same may be modified, herein the "Indemnity Agreement") and
                                                      -------------------
agrees and acknowledges that: (1) The term "Loan" as used in the Indemnity Agreement shall mean the loan evidenced by the New Note; (2) The term "Note" as used in the Indemnity Agreement shall mean the New Note and all amendments or other modifications thereto; and (3) The term "Mortgage" as used in the Indemnity Agreement means and includes the Deed of Trust as modified by this Modification. As used in the Deed of Trust, the term "Related Documents" includes without limitation the Waiver Letter dated April 15, 1996 among Grantor, Beneficiary, CellStar Corporation and National Auto Center, Inc. (the "Waiver Letter")
- --------------

REPRESENTATIONS AND WARRANTIES; WAIVER. Grantor (and by their execution below CellStar Corporation and National Auto Center, Inc. ) each hereby represent and warrant to Beneficiary that (1) the execution, delivery and performance of this Modification, the New Note and any and all other Related Documents executed and/or delivered in connection herewith have been authorized by all requisite action on their part and, with respect to Grantor, its general partner and will not violate the partnership agreement of Grantor nor its Articles of Incorporation or by laws, (2) the representations and warranties contained in the Deed of Trust, as amended hereby, the Indemnity Agreement and all other Related Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (3) after giving effect to the Waiver Letter, no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default and (4) there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the other obligations created or evidenced by the Note or the other Related Documents. GRANTOR (AND BY THEIR EXECUTION BELOW CELLSTAR CORPORATION AND NATIONAL AUTO CENTER, INC.) EACH HEREBY RELEASE, ACQUIT AND FOREVER DISCHARGE BENEFICIARY AND ITS SUCCESSORS, ASSIGNS AND PREDECESSORS IN INTEREST AND THE OFFICERS, EMPLOYEES, ATTORNEYS AND AGENTS OF EACH OF THE FOREGOING (ALL OF WHOM ARE HERE AND JOINTLY SEVERALLY REFERRED TO AS "RELEASED PARTIES") FROM ANY AND ALL LIABILITIES, DAMAGES, LOSSES,
    ----------------
OBLIGATIONS, COSTS, EXPENSES, SUIT, CLAIMS, DEMANDS, CAUSES OF ACTIONS OR DAMAGES OR ANY OTHER RELIEF, WHETHER OR NOT KNOW OR SUSPECTED OF ANY KIND, NATURE OR CHARACTER, AT LAW OR EQUITY, WHICH ANY OF THEM MAY NOW HAVE OR EVER HAVE HAD AGAINST ANY OF THE RELEASED PARTIES ARISING PRIOR TO THE DATE HEREOF IN CONNECTION WITH THE DEED OF TRUST, THE DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION THEREWITH OR OTHERWISE IN CONNECTION WITH THE EXISTING OBLIGATIONS.

REFERENCE TO DEED OF TRUST. Each of the Related Documents, including the Deed of Trust and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Deed of Trust as amended hereby, are hereby amended so that any reference in such Related Documents to the Deed of Trust shall mean a reference to the Deed of Trust as amended hereby.

SEVERABILITY. Any provision of this Modification held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Modification and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

APPLICABLE LAW. This Modification shall be governed by and construed in accordance with the laws of the State of Texas.

COUNTERPARTS. This Modification may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

HEADINGS. The headings, captions, and arrangements used in this Modification are for convenience only and shall not affect the interpretation of this Modification.

04-15-1996                    SECOND MODIFICATION                         Page 3
                                      OF
                                 DEED OF TRUST
                                  (Continued)

================================================================================

ENTIRE AGREEMENT. THIS MODIFICATION EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER OF THIS MODIFICATION AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS MODIFICATION, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

AGREEMENT FOR BINDING ARBITRATION. THE PARTIES (INCLUDING CELLSTAR CORPORATION AND NATIONAL AUTO CENTER, INC. ) AGREE TO BE BOUND BY THE TERMS AND PROVISIONS OF THE CURRENT ARBITRATION PROGRAM OF BENEFICIARY WHICH IS INCORPORATED BY REFERENCE HEREIN AND ACKNOWLEDGED AS RECEIVED BY THE PARTIES PURSUANT TO WHICH ANY AND ALL DISPUTES RELATING TO THIS MODIFICATION OR ANY RELATED DOCUMENT SHALL BE RESOLVED BY MANDATORY BINDING ARBITRATION UPON THE REQUEST OF ANY PARTY. AS A RESULT OF THE FOREGOING, THE ARBITRATION PROVISIONS SET FORTH IN THE DEED OF TRUST ARE HEREBY DELETED THEREFROM.

EXPENSES OF LENDER. Grantor hereby agrees to pay Beneficiary on demand: (i) all reasonable costs and expenses incurred by Beneficiary in connection with the preparation, negotiation, and execution of this Modification, the New Note, the Waiver Letter and the other Related Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of Beneficiary's legal counsel, (ii) all reasonable costs and expenses incurred by Beneficiary in connection with the enforcement of any Related Document including, without limitation, the reasonable fees and expenses of Beneficiary's legal counsel, and
(iii) all other reasonable costs and expenses incurred by Beneficiary in connection with any Related Document including, without limitation, all reasonable costs, expenses, taxes, assessments, filing fees, and other charges levied by an governmental authority or otherwise payable in respect of any Related Document in connection with or in obtaining any mortgagee title insurance policy, survey, audit, or appraisal in respect of the Real Property provided that the Grantor shall not be obligated to pay for the cost of any appraisal obtained prior to the date of this Modification.

     IN WITNESS WHEREOF, this Modification is executed by the undersigned as of the date first written above.

                              GRANTOR:
                              -------

                              CELLSTAR, LTD.

                              BY:   National Auto Center, Inc.,
                                    its general partner


                                    By:  /s/ Alan H. Goldfield
                                       -----------------------------------------
                                                Alan H. Goldfield
                                                Chief Executive Officer

                              BENEFICIARY:
                              -----------

                              FIRST INTERSTATE BANK OF TEXAS, N.A.


                                    By:  /s/ Craig T. Scheef
                                       -----------------------------------------
                                                Craig T. Scheef
                                                Vice President

04-15-1996                    SECOND MODIFICATION                         Page 4
                                      OF
                                 DEED OF TRUST
                                  (Continued)

================================================================================




                            Guarantor Acknowledgment

     CellStar Corporation and National Auto Center, Inc. (together herein called the "Guarantors") consent and agree to the terms and provisions set forth in this Modification and to the execution and delivery of the New Note. In furtherance of the foregoing, each Grantor specifically agrees to be bound by the "Representation and Warranty; Waiver" paragraph of this Modification. Each Guarantor hereby ratifies and confirms all of the terms and provisions of the Guaranty that it executed dated April 28,1995 in favor of Beneficiary and agrees that such Guaranty along with all other Related Documents to which is it a party (including the Indemnity Agreement) shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. In furtherance and not in limitation of the foregoing, each Guarantor hereby confirms the following: (1) the term "Note" as used in its Guaranty means and includes the New Note and all amendments and other modifications thereto; (2) the term "Deed of Trust" as used in each Guaranty means the Deed of Trust as modified by this Modification; (3) the term "Loan" as used in the Indemnity Agreement means the loan evidenced by the New Note; (4) the term "Note" as used in the Indemnity Agreement means the New Note and all amendments and other modifications thereto; and (5) the term "Mortgage" as used in the Indemnity Agreement means the Deed of Trust as modified by this Modification.

                              CELLSTAR CORPORATION

                              By:  /s/ Alan H. Goldfield
                                 -----------------------------------------------
                                        Alan H. Goldfield
                                        Chief Executive Officer



                              NATIONAL AUTO CENTER, INC.

                              By:  /s/ Alan H. Goldfield
                                 -----------------------------------------------
                                        Alan H. Goldfield
                                        Chief Executive Officer


                                ACKNOWLEDGMENTS
                                ---------------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF DALLAS    (S)

     This instrument was acknowledged before me on this 18th day of April 1996
                                                        ----
by Alan H. Goldfield, Chief Executive Officer of CellStar Corporation, a Delaware corporation on behalf of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 18th day of April 1996.
                                                 ----


                                /s/ Elaine Flud Rodriguez
                              --------------------------------------------------
                              Notary Public, State of Texas
My Commission Expires:        Printed Name of Notary:


- ---------------------------   --------------------------------------------------

04-15-1996                    SECOND MODIFICATION                         Page 5
                                      OF
                                 DEED OF TRUST
                                  (Continued)

================================================================================

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was acknowledged before me on this 18th day of April 1996
                                                        ----
by Alan H. Goldfield, Chief Executive Officer of National Auto. Center Inc. a Texas corporation on behalf of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 18th day of April 1996.
                                                 ----


                                /s/ Elaine Flud Rodriguez
                              --------------------------------------------------
                              Notary Public, State of Texas
My Commission Expires:        Printed Name of Notary:

   August 4, 1997
- ---------------------------   --------------------------------------------------




THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was acknowledged before me on this 22nd day of April 1996
                                                        ----
by Craig T. Scheef, Vice President of First Interstate Bank of Texas, N.A. , a national banking association, on behalf of said banking association.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 22nd day of April 1996.
                                                 ----


                                /s/ Debbie Rackley
                              --------------------------------------------------
                              Notary Public, State of Texas
My Commission Expires:        Printed Name of Notary:

      06-15-97                DEBBIE RACKLEY
- ---------------------------   --------------------------------------------------


THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was acknowledged before me on this 18th day of April 1996
                                                        ----
by Alan H. Goldfield, Chief Executive Officer of National Auto Center, Inc. a Texas corporation and general partnership of CellStar Ltd., a Texas limited partnership on behalf of said corporation and partnership.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 18th day of April 1996.
                                                 ----


                                /s/ Elaine Flud Rodriguez
                              --------------------------------------------------
                              Notary Public, State of Texas
My Commission Expires:        Printed Name of Notary:

    August 4, 1997
- ---------------------------   --------------------------------------------------

                                  Exhibit "A"
                                      to
                     Second Modification of Deed of Trust


                                 Real Property
                                 -------------

TRACT I:
- -------

Being Lot 1, Block 1 of CellStar ADDITION, an Addition to the City of CARROLLTON, DALLAS County, Texas, according to the Plat thereof recorded in Volume 94174, Page 1589, Map Records, Dallas County, Texas, described as follows:

BEING a tract or parcel of land situated in the James Armstrong Survey, Abstract No. 30, and in the William Masters Survey, Abstract No. 899, in the City of Carrollton, Dallas County, Texas, and being all of LOT 3 of the "REPLAT BRIERCROFT BUSINESS PARK," an addition to the City of Carrollton recorded in Volume 85040 Page 4832 in the Dallas County Map Records, and also including part of LOT 5 of BLOCK 3 of "REPLAT OF BLOCK 2 & LOT 2, BLOCK 3, LUNA PARK PLACE," an addition to the City of Carrollton recorded in Volume 92100, Page 1968 in the Dallas County Map Records, and being more particularly described as follows:

BEGINNING at a found 1/2 inch iron rod on the north line of Briercroft Court (60 foot right-of-way) at the southeast corner of said LOT 3 and the southwest corner of LOT 2 of "REPLAT BRIERCROFT BUSINESS PARK," said iron rod being South 89 degrees 58' 49" West 798.70 feet from the intersection of the north line of Briercroft Court and the west line of Luna Road (70 foot right-of-way) as shown on said "REPLAT BRIERCROFT BUSINESS PARK";

THENCE South 89 degrees 58' 49" West 164.23 feet along the north line of Briercroft Court to a set 1/2-inch iron rod;

THENCE Northwesterly an arc distance of 33.05 feet along a curve to the right and continuing along the north line of Briercroft Court to a set 1/2-inch iron rod, said curve having a radius of 90.00 feet, a central angle of 21 degrees 02' 22", and the long chord bears North 79 degrees 30' 00" West, 32.86 feet;

THENCE Southwesterly an arc distance of 57.17 feet along a curve to the left and continuing along the north line of Briercroft Court to a set 1/2-inch iron rod, said curve having a radius of 60.00 feet, a central angle of 54 degrees 35' 47", and the long chord bears South 83 degrees 43' 18" West 55.04 feet;

THENCE South 89 degrees 58' 49" West 211.87 feet along the south side of LOT 3 of said "REPLAT BRIERCROFT BUSINESS PARK" and the north side of LOT 4A of "REPLAT OF LOT 4 & PART OF LOT 5, BRIERCROFT BUSINESS PARK" an addition to the City of Carrollton recorded in Volume 93014, Page 661 in the Dallas County Map Records to a set 1/2-inch iron rod;

THENCE North 00 degrees 00' 58" West 756.95 feet along the east side of tract land described in the Easement Deed to Farmers Branch-Carrollton Flood Control District dated December 8, 1976 and recorded in Volume 76240 page 2709 in the Dallas County Deed Records and continuing along the east side of the tract of land described in the Easement Deed to Farmers Branch-Carrollton Flood Control District dated February 28, 1977 and recorded in Volume 77170 Page 2234 in the Dallas County Deed Records being the same as the west side of said LOT 3 of "REPLAT BRIERCROFT BUSINESS PARK" and the west side of said LOT 5 of BLOCK 3 of "REPLAT OF BLOCK 2 & LOT 2, BLOCK 3, LUNA PARK PLACE," to a set 1/2-inch iron rod;

THENCE North 89 degrees 59' 02" East 250.08 feet along the common line between LOT 5 AND LOT 4 of BLOCK 3 to a found 1/2-inch iron rod;

THENCE Southeasterly an arc distance of 220.68 feet along a curve to the left and along the west line of West Crosby Road to a set 1/2-inch iron rod, said curve having a radius of 160.00 feet, a central angle of 79 degrees 01' 33", and the long chord bears South 41 degrees 22' 56" East, 203.60 feet;

THENCE South 00 degrees 00' 58" East 350.61 feet to a set 1/2-inch iron rod;

THENCE South 89 degrees 47' 20" East 78.47 feet to a set 1/2-inch iron rod;

THENCE South 00 degrees 01' 11" East 253.19 feet to the POINT OF BEGINNING and containing 295,183 square feet or 6.7765 acres of land, more or less.

TRACT II:
- --------


Exhibit A to Second Modification - Page 1 of 3

Being Lot 4A, of BRIERCROFT BUSINESS PARK, an Addition to the City of CARROLLTON, DALLAS County Texas, according to the Plat thereof recorded in Volume 93014, Page 0661, Map Records, DALLAS County, Texas.

TRACT I:
- -------

A tract or parcel of land situated in the James Armstrong Survey, Abstract No. 30, and in the William Masters Survey, Abstract No. 899, in the City of Carrollton, Dallas County, Texas, and being the same as LOT 1 BLOCK 1 "CellStar Addition" an addition to the City of Carrollton recorded in Volume 94174, Page 1590 in the Dallas County Map Records and being more particularly described as follows:

BEGINNING at a found 1/2-inch iron rod on the North line of Briercroft Court (60 foot right-of-way) at the Southeast corner of said LOT 1 BLOCK 1 "CellStar Addition" and the southwest corner of Lot 2 of "REPLAT BRIERCROFT BUSINESS PARK", an addition to the City of Carrollton recorded in Volume 85040, Page 4832 in the Dallas County Map Records, said iron rod being South 89 degrees 58' 49" West 798.70 feet from the intersection of the north line of Briercroft Court and the west line of Luna Road (70 foot right-of-way) as shown on said "REPLAT BRIERCROFT BUSINESS PARK";

THENCE South 89 degrees 58' 49" West 164.23 feet along the north line of Briercroft Court to a set 1/2-inch iron rod;

THENCE Northwesterly an arc distance of 33.05 feet along a curve to the right and continuing along the north line of Briercroft Court to a set 1/2-inch iron rod, said curve having a radius 90.00 feet, a central angle of 21 degrees 02' 22", and the long chord bears North 79 degrees 30' 00" West 32.86 feet;

THENCE Southwesterly an arc distance of 57.17 feet along a curve to the left and continuing along the north line of Briercroft Court to a set 1/2-inch iron rod, said curve having a radius of 60.00 feet, a central angle of 54 degrees 35' 47", and the long chord bears South 83 degrees 43' 18" West 55.04 feet;

THENCE South 89 degrees 58' 49" West 211.87 feet along the south side of LOT 1 BLOCK 1 "CellStar Addition" and along the north side of LOT 4A of "LOT 4A of the REPLAT of BRIERCROFT BUSINESS PARK" an addition to the City of Carrollton, recorded in Volume 93014, Page 661 in the Dallas County Map Records, to a set 1/2-inch iron rod;

THENCE North 00 degrees 00' 58" West 756.95 feet along the east side of a tract of land described in the Easement Deed to Farmers Branch-Carrollton Flood Control District dated December 8, 1976 and recorded in Volume 76240, Page 2709 in the Dallas County Deed Records and continuing along the east side of the tract of land described in the Easement Deed to Farmers Branch-Carrollton Flood Control District dated February 28, 1977 and recorded in Volume 77170, Page 2234 in the Dallas County Deed Records being the same as the west side of said LOT 1 BLOCK 1 "CellStar Addition", to a set 1/2-inch iron rod.

THENCE North 89 degrees 59' 02" East 250.08 feet along the north side of said LOT 1 BLOCK 1 "CellStar Addition" and along the south side of LOT 4 BLOCK 3 of "A Replat of Block 2 and Lot 2 Block 3, Luna Park Place" an addition to the City of Carrollton recorded in volume 92100, Page 1968 in the Dallas County Map Records, to a found 1/2-inch iron rod on the west line of West Crosby Road (60 foot right-of-way);

THENCE Southeasterly an arc distance of 220.68 feet along a curve to the left and along the west line of West Crosby Road to a set 1/2-inch iron rod, said curve having a radius of 160.00 feet, a central angle of 79 degrees 01' 33", and the long chord bears South 41 degrees 22' 56" East 203.60 feet;

THENCE South 00 degrees 00' 58" East 350.61 feet along the east side of said LOT 1 BLOCK 1 "CellStar Addition" and along the west side of LOT 6 BLOCK 3 of "Replat Lot 6 Block 3 Luna Park Place" an addition to the City of Carrollton recorded in Volume 94174, Page 1537 in the Dallas County Map Records, to a set 1/2-inch iron rod;

THENCE South 89 degrees 47' 20" East 78.47 feet continuing along the east side of said LOT 1 BLOCK 1 "CellStar Addition" and along the south side of said LOT 6 BLOCK 3 of "Replat Lot 6 Block 3 Luna Park Place" to a set 1/2-inch iron rod;

THENCE South 00 degrees 01' 11" East 253.19 feet continuing along the east side of said LOT 1 BLOCK 1 "CellStar Addition" and along the west side of said LOT 2 of "REPLAT OF BRIERCROFT BUSINESS PARK", to the Point of Beginning and Containing 295,183 square feet or 6.7765 acres of land, more or less.


TRACT II:
- --------

Being a tract of land situated in the James Armstrong Survey, Abstract No. 30, in the City of Carrollton, Dallas County, Texas and being all of Lot 4A, Briercroft Business Park Replat, an addition to the City of Carrollton, Texas as recorded in Volume 93014, Page 661, Deed Records Dallas County, Texas (D.R.D.C.T.) and being more particularly described as follows:


Exhibit A to Second Modification - Page 2 of 3

BEGINNING at a 1/2-inch found iron rod for the northwest corner of said Lot 4A, said corner being on the south line of Cellstar Addition, an addition to the city of Carrollton, Texas as recorded in Volume 94174, Page 1589, (D.R.D.C.T.);

THENCE South 89 degrees 47 minutes 47 seconds East, along said common line a distance of 210.75 feet to a 1/2-inch set iron rod with a yellow plastic cap stamped "HALFF ASSOC. INC." (hereinafter referred to as "with cap") for a corner lying on the West right-of-way line of Briercroft Court (60 foot right-of-way) and being on a circular curve to the left having a radius of 60.00 feet and whose chord bears South 17 degrees 54 minutes and 32 seconds West, a distance of
75.09 feet;

THENCE Southwesterly, departing said common line and along said west line and said curve to the left, through a central angle of 77 degrees 29 minutes 03 seconds, an arc distance of 81.13 feet to a 1/2-inch set iron rod with cap at the point of reverse curvature of a circular curve to the right having a radius of 90.00 feet and whose chord bears South 10 degrees 18 minutes 59 seconds East, a distance of 32.86 feet;

THENCE Southeasterly, continuing along said west line and said curve to the right, through a central angle of 21 degrees 02 minutes 22 seconds an arc distance of 33.05 feet to a 1/2-inch set iron rod with cap at the point of tangency;

THENCE South 00 degrees 12 minutes 13 seconds West, continuing along said west line, a distance of 621.93 feet to a 1/2-inch set iron rod with cap for a corner, said corner being on the south line of said Lot 4A, said corner also being on the north line of a tract of land conveyed to M.E. Moore Trust as recorded in Volume 85169, Page 4754, (D.R.D.C.T.);

THENCE North 89 degrees 47 minutes 47 seconds West, departing said west line, and along the said south line a distance of 194.86 feet to a 5/8-inch found iron rod with cap stamped "NELSON" for a corner on the west line of said Lot 4A, said corner also being on the east line of a tract of land conveyed to Farmers Branch Flood control District as recorded in Volume 76240, Page 2709, (D.R.D.C.T.);

THENCE North 00 degrees 16 minutes 43 seconds East, departing said south line and along said west line, a distance of 725.78 feet to the POINT OF BEGINNING AND CONTAINING 140,730 square feet or 3.231 acres of land, more or less.


Exhibit A to Second Modification - Page 3 of 3